UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 30, 2009
Date of Report
(Date of earliest event reported)

THE RYLAND GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-08029	52-0849948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24025 Park Sorrento, Suite 400, Calabasas, California 91302
(Address of Principal Executive Offices) (ZIP Code)

Registrant's telephone number, including area code: (818) 223-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

On April 30, 2009, The Ryland Group, Inc. (the “Company”) entered into a Terms Agreement to sell $230.0 million aggregate principal amount of its 8.4% Senior Notes due 2017 (the “Notes”).  The Company expects that the offering of the Notes will close on May 5, 2009.  The Company expects to receive net proceeds of approximately $222.3 million from this offering, before offering expenses.  The Company expects to use these proceeds for general corporate purposes.

The Company will pay interest on the Notes on May 15 and November 15 of each year, commencing on November 15, 2009.  The Notes will mature on May 15, 2017 and are redeemable, in whole or in part, at any time and from time to time under the terms provided in the indenture and supplemental indenture described below.  The Notes will be fully and unconditionally guaranteed, jointly and severally, by substantially all of the Company’s wholly owned homebuilding subsidiaries (the “Guarantors”).

The Notes will be issued under an indenture with The Bank of New York Mellon Trust Company, N.A., as successor trustee to Chemical Bank, as trustee (the “Trustee”), dated June 28, 1996 (the “Indenture”), as supplemented by that certain Fifth Supplemental Indenture, to be dated as of May 5, 2009, by and among the Company, the Guarantors and the Trustee (the “Supplemental Indenture”).

The Underwriting Agreement under which the Company will sell the Notes, the Terms Agreement, the Indenture, a form of the Notes, a form of the Supplemental Indenture and the statement of eligibility of the trustee are all filed or incorporated by reference as exhibits to this current report.

Item 9.01         Financial Statements and Exhibits

(d)  Exhibits

1.1         Second Amended and Restated Underwriting Agreement Basic Provisions dated  April 30, 2009 (incorporated by reference to our Current Report on Form 8-K filed January 11, 2005).

1.2         Terms Agreement dated April 30, 2009, among the Company and the Underwriters named therein.

4.1         Indenture dated as of June 28, 1996 between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee to Chemical Bank, as trustee (incorporated by reference to Form S-3 (No. 33-50933) filed May 15, 1996).

4.2         Fifth Supplemental Indenture by and among the Company, the Guarantors and The Bank of New York Mellon Trust Company, N.A., as successor trustee to Chemical Bank, as trustee.

4.3         Form of 8.4% Senior Note due 2017.

4.4         Form of Guarantee of 8.4% Senior Notes due 2017.

25.1       Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., to act as trustee under the Indenture (incorporated by reference to Form S-3 (No. 333-157170)).

99          Press release dated April 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RYLAND GROUP, INC.

Date: May 5, 2009	By:	/s/ Timothy J. Geckle
	Name:	Timothy J. Geckle
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number          Description

1.1         Second Amended and Restated Underwriting Agreement Basic Provisions dated  April 30, 2009 (incorporated by reference to our Current Report on Form 8-K filed January 11, 2005).

1.2         Terms Agreement dated April 30, 2009, among the Company and the Underwriters named therein.

4.1         Indenture dated as of June 28, 1996 between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee to Chemical Bank, as trustee (incorporated by reference to Form S-3 (No. 33-50933) filed May 15, 1996).

4.2         Fifth Supplemental Indenture by and among the Company, the Guarantors and The Bank of New York Mellon Trust Company, N.A., as successor trustee to Chemical Bank, as trustee.

4.3         Form of 8.4% Senior Note due 2017.

4.4         Form of Guarantee of 8.4% Senior Notes due 2017.

25.1       Statement of Eligibility of The Bank of New York Mellon Trust Company, N.A., to act as trustee under the Indenture (incorporated by reference to Form S-3 (No. 333-157170)).

99          Press release dated April 30, 2009.